CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Agnes Mullady, Principal Executive Officer and Principal Financial Officer of The Gabelli Healthcare & Wellness(Rx) Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    03/07/08          /s/ Agnes Mullady
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                           Agnes Mullady, Principal Executive Officer
                           and Principal Financial Officer